[LOGO OMITTED]

                               SHORT-INTERMEDIATE
                                  INCOME FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Concerns have shifted from an economy that is growing at too fast a pace to one that is weakening rapidly.

o    Inflation pressures have moderated.

o    Treasury securities outperformed corporate and mortgage securities in 2000.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the year ended December 31, 2000.

SECOND HALF 2000
     At mid year, investors were reflecting on the Federal Reserve's tightening of monetary policy and looking for a slowdown in economic growth. By the end of the year, that slowdown was forecasted to be a recession. As a result, Treasury rates on maturities from 2 years out to 10 years fell approximately 100 basis points in anticipation of cuts in the federal funds rate. Corporate and mortgage rates also fell and spreads tightened somewhat, yet corporates remain very attractive. The dollar has started to weaken relative to the Euro, as it appears that the growth differential between the US economy and European economies is narrowing.

OUTLOOK AND PORTFOLIO CONSIDERATIONS
     For bond investors, 2000 was their year in the limelight. For the year, equities lost value, ranging from -9.5% for the S&P 500 Index to -39% for the NASDAQ. Bond returns ranged from 13% for Treasuries and agencies to 7.4% for BBB corporate securities. Two-year Treasuries returned 7.7% and thirty-year Treasury bonds returned 19.9%. Your fund returned 9.68% (Class A Shares) for the twelve-month period (excluding sales charges), helped by the performance of corporate, agency and discount mortgage securities at year-end and held back by the less-than-market duration. Selective corporate bonds whose spreads we felt had tightened as much as could be expected were sold and replaced with TIPS -- Treasury Inflation-Protected Securities. Bonds of Tyco International, a company whose improved fortune has been

PORTFOLIO COMPOSITION (AS A PERCENTAGE OF NET ASSETS)

December 31, 2000
Corporate              27%
Asset Backed           24%
Cash & Other Assets     7%
Treasury and Agency    20%
Mortage Backed         22%


December 31, 1999
Corporate              38%
Asset Backed           17%
Cash & Other Assets    11%
Treasury and Agency    10%
Mortage Backed         24%

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
  PERIODS ENDED 12/31/00            1-YEAR    3-YEARS  5-YEARS  INCEPTION(5)  DURATION(7)
  ----------------------            ------    -------  -------  ---------     --------
  Flag Investors
     Short-Intermediate
     Income Fund --
     Class A Shares(1)               9.68%     5.66%    5.62%      6.63%         3.0
  Lehman 1-3 Year Gov't./
     Credit Index(2)                 8.08%     6.04%    5.98%      6.33%(6)
  Merrill Lynch 1-3 Year
     TreasuryIndex(3)                7.99%     6.00%    5.92%      6.29%(6)
  Lipper Short-Intermediate-
     InvestmentGrade
     Debt Funds Average(4)           8.27%     5.32%    5.38%      6.47%(6)

  Flag Investors
     Short-Intermediate
     Income Fund --
     Institutional Shares(1)         9.91%     5.93%    5.88%      6.09%         3.0
  Lehman 1-3 Year Gov't./
     Credit Index(2)                 8.08%     6.04%    5.98%      6.12%(6)
  Merrill Lynch 1-3 Year
     TreasuryIndex(3)                7.99%     6.00%    5.92%      6.06%(6)
  Lipper Short-Intermediate-
     InvestmentGrade
     Debt Funds Average(4)           8.27%     5.32%    5.38%      5.60%(6)


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS ASHARES AS OF 12/31/00, INCLUDING THE MAXIMUM 1.5% SALES CHARGE WERE:1-YEAR 8.04%, 3-YEAR 5.13%, 5-YEAR 5.30% AND SINCE INCEPTION 6.46%.

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges.Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Lehman 1-3 Year Government/Credit Index is an unmanaged total return index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-Term Government/Corporate Bond Index.
(3) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector.
(4) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
(5)  Inception dates: Class A 5/13/91 and Institutional 11/2/95.
(6) Benchmark returns are for the periods beginning 5/31/91 for Class A Shares and 10/31/95 for Institutional Shares. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
(7)  Duration is a measure of the Fund's average life on a present value basis.

--------------------------------------------------------------------------------

awaited, were sold after performing well. We also sold Pacific Gas & Electric bonds early on, before the crisis erupted, in anticipation of a deteriorating environment. At year-end corporates were 27% of the portfolio, Treasuries and agencies were 20%, mortgages were 22% and asset-backed securities were 24% of the portfolio.

     Looking forward, we will continue to sell corporates that perform well and swap either into other corporates, while spreads remain attractive, or Treasuries and agencies. TIPS have outperformed as expectations for inflation have shifted. We are evaluating the appropriate level for sale. Discount mortgage-backed securities, which are protected from prepayments, have also done well with the recent decline in rates and we are looking for opportunities to sell these. Finally, we are maintaining the duration at neutral, as Treasury rates already have built in at least another 150 basis point cut in the federal funds rate.

Sincerely,


\S\ PAUL D. CORBIN                  \S\ ELLEN D. HARVEY
    --------------------                --------------------
    Paul D. Corbin                      Ellen D. Harvey
    Co-Portfolio Manager                Co-Portfolio Manager

January 31, 2001

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

     ADDITIONAL PERFORMANCE  INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund's classes minimum initial investment if that amount exceeds $10,000), from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 1.50% maximum initial sales charge for the Class A Shares. Returns would be higher for Class AShares investors who qualified for a lower initial sales charge.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's shares are adjusted for any applicable sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES(1) MAY 13, 1991-DECEMBER 31, 2000

                  Flag                                                Lipper
            Short Intermediate     Lehman        Merrill Lynch    Short-Intermediate
                Income Fund     1-3 Year Govt/      1-3 Year       Investment Grade
              Class A Shares   Credit Index(2)  Treasury Index(3) Debt Funds Average(4)
            ------------------ ---------------  ---------------   --------------------
05/13/91          9,850             10,000          10,000           10,000
12/31/91          10,814            10,751          10,759           10,957
06/30/92          11,040            11,084          11,085           11,266
12/31/92          11,429            11,434          11,437           11,663
06/30/93          12,151            11,824          11,816           12,340
12/31/93          12,455            12,070          12,057           12,636
06/30/94          12,043            12,013          12,006           12,271
12/31/94          12,042            12,136          12,124           12,345
06/30/95          13,156            12,947          12,933           13,358
12/31/95          13,913            13,467          13,457           14,002
06/30/96          13,849            13,666          13,639           13,992
12/31/96          14,471            14,162          14,129           14,537
06/30/97          14,843            14,573          14,536           14,923
12/31/97          15,502            15,105          15,068           15,542
06/30/98          15,986            15,562          15,524           16,033
12/31/98          16,557            16,157          16,122           16,616
06/30/99          16,510            16,364          16,311           16,608
12/31/99          16,673            16,667          16,617           16,794
06/30/00          17,184            17,157          17,114           17,269
12/31/00          18,288            18,010          17,946           18,239


AVERAGE ANNUAL TOTAL RETURN(1)

                                                                     SINCE
  PERIODS ENDED 12/31/00             1-YEAR            5-YEARS     INCEPTION(5)
  ----------------------             ------            -------     ---------
  Class A Shares                       8.04%              5.30%         6.46%

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Class A Shares 1.50% maximum sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Lehman 1-3 Year Government/Credit Index is an unmanaged total return index consisting of all USGovernment agency andTreasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-TermGovernment/Corporate Bond Index. Benchmark returns are for the period beginning 5/31/91.
(3) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector. Benchmark returns are for the period beginning 5/31/91.
(4) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by LipperInc. as falling into the category indicated. Benchmark returns are for the period beginning 5/31/91.
(5)  May 13, 1991.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)
CHANGE IN VALUE OF A $500,000 INVESTMENT IN INSTITUTIONAL SHARES(1)

NOVEMBER 2, 1995-DECEMBER 31, 2000


               Flag Investors                                              Lipper
            Short Intermediate     Lehman           Merrill Lynch      Short-Intermediate
                Income Fund      1-3 Year Govt/       1-3 Year         Investment Grade
           Institutional Shares  Credit Index(2)   Treasury Index(3)  DebtFunds Average(4)
            ------------------   ---------------   ----------------   ------------------
11/2/95           500,000           500,000           500,000              500,000
11/30/95          504,300           504,300           504,400              505,356
12/31/95          510,100           508,133           508,284              510,075
01/31/96          513,950           512,503           512,604              514,021
02/29/96          508,700           510,555           510,451              509,420
03/31/96          505,900           510,198           509,992              507,511
04/30/96          504,050           510,708           510,400              506,547
05/31/96          503,150           511,883           511,472              506,508
06/30/96          508,700           515,619           515,154              511,003
07/31/96          510,300           517,630           517,163              512,595
08/31/96          509,900           519,545           518,922              513,467
09/30/96          518,000           524,325           523,644              519,770
10/31/96          527,700           524,430           529,561              527,515
11/30/96          534,850           534,237           533,639              533,574
12/31/96          531,500           534,344           533,639              531,458
01/31/97          533,550           536,909           536,147              533,658
02/28/97          534,700           538,251           537,380              534,764
03/31/97          531,150           537,820           537,165              531,780
04/30/97          537,000           542,230           541,570              537,124
05/31/97          541,250           546,026           545,253              540,995
06/30/97          546,100           549,848           549,015              545,526
07/31/97          555,700           555,952           555,054              554,455
08/31/97          553,700           556,452           555,553              552,779
09/30/97          559,650           560,625           559,776              558,384
10/31/97          565,100           564,774           563,918              562,530
11/30/97          566,300           566,186           565,271              563,605
12/31/97          570,850           569,923           569,115              567,307
01/31/98          577,900           575,451           574,636              573,523
02/28/98          577,500           575,911           575,153              573,589
03/31/98          579,250           578,157           577,511              575,748
04/30/98          581,550           580,990           580,225              578,273
05/31/98          585,550           584,128           583,301              581,821
06/30/98          589,550           587,165           586,334              584,700
07/31/98          591,900           589,925           589,089              586,759
08/31/98          601,000           596,709           596,512              591,806
09/30/98          611,300           604,765           604,386              602,217
10/31/98          609,700           607,365           607,347              601,586
11/30/98          609,250           607,244           606,801              602,475
12/31/98          611,200           609,612           608,925              604,857
01/31/99          614,650           612,233           611,360              608,107
02/28/99          608,400           609,662           608,365              601,959
03/31/99          613,200           613,990           612,562              606,637
04/30/99          614,450           616,078           614,523              608,668
05/31/99          610,450           615,585           614,154              604,973
06/30/99          610,600           617,432           616,058              604,915
07/31/99          610,700           619,222           618,029              604,414
08/31/99          610,850           620,832           619,821              604,675
09/30/99          616,950           624,992           623,850              609,780
10/31/99          617,700           626,867           625,535              610,967
11/30/99          618,400           628,246           626,723              611,994
12/31/99          617,450           628,874           627,601              611,162
01/31/00          615,600           628,874           627,350              609,478
02/29/00          621,250           633,213           631,553              613,975
03/31/00          627,600           636,823           635,468              619,343
04/30/00          625,200           638,033           637,121              618,506
05/31/00          625,350           640,330           639,733              618,863
06/30/00          637,350           647,373           646,386              628,477
07/31/00          640,650           651,775           650,458              632,651
08/31/00          649,650           656,924           655,272              638,935
09/30/00          656,150           662,311           659,990              644,716
10/31/00          658,850           665,292           663,554              645,847
11/30/00          668,000           671,479           669,857              653,101
12/31/00          678,650           679,500           677,750              662,850


AVERAGE ANNUAL TOTAL RETURN(1)


                                                                     SINCE
  PERIODS ENDED 12/31/00             1-YEAR            5-YEARS     INCEPTION(5)
  ----------------------             ------            -------     ---------
  Institutional Shares                 9.91%              5.88%         6.09%

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Lehman 1-3 Year Government/Credit Index is an unmanaged total return index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-Term Government/Corporate Bond Index. Benchmark returns are for the period beginning 10/31/95.
(3) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector. Benchmark returns are for the period beginning 10/31/95.
(4) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by LipperInc. as falling into the category indicated.Benchmark returns are for the period beginning 10/31/95.
(5)  November 2, 1995.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000

                                                   S&P         PAR
SECURITY                                         RATING*      (000)     MARKET VALUE
------------------------------------------------------------------------------------
CORPORATE NOTES -- 26.56%
Atlantic City Electric
   6.00%, 1/15/03 .............................  A-           $2,000    $ 1,996,892
Baltimore Gas & Electric
   6.75%, 6/5/12 ..............................  A             1,000      1,025,031
Block Financial Corp.
   6.75%, 11/1/04 .............................  A             1,915      1,894,686
Computer Associates International
   6.375%, 4/15/05 ............................  BBB+          2,000      1,850,666
Countrywide Home Loan
   7.26%, 5/10/04 .............................  A             3,000      3,044,457
First Maryland Bancorp
   7.20%, 7/1/07 ..............................  A-            2,000      1,999,842
Ford Motor Credit
   7.375%, 10/28/09 ...........................  A             2,000      2,003,160
General Electric Capital Corp.
   7.50%, 6/5/03 ..............................  AAA           1,000      1,034,574
General Motors Acceptance Corp.
   6.625%, 10/1/02 ............................  A             2,000      2,007,378
New York Telephone
   7.375%, 12/15/11 ...........................  AA            1,000      1,018,626
Sara Lee Corp.
   7.40%, 3/22/02 .............................  AA-             500        506,683
Wilmington Trust Corp.
   6.625%, 5/1/08 .............................  A-            2,200      2,139,355
Worldcom Inc.
   8.00%, 5/15/06 .............................  A-            2,000      2,037,072
                                                                        -----------
TOTAL CORPORATE NOTES
   (Cost $22,559,748) ..............................................     22,558,422
                                                                        -----------

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2000


                                                   S&P         PAR
SECURITY                                         RATING*      (000)     MARKET VALUE
------------------------------------------------------------------------------------
US GOVERNMENT AGENCY SECURITIES -- 37.04%
FEDERAL HOME LOAN BANK NOTES -- 8.58%
Federal Home Loan Bank
   6.75%, 8/15/07 .............................  NR**         $3,000    $ 3,152,757
   6.50%, 11/13/09 ............................  NR**          4,000      4,135,696
                                                                        -----------
                                                                          7,288,453
                                                                        -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.83%
Debentures
FHLMC
   6.25%, 7/15/04 .............................  NR**          3,000      3,055,794
   5.125%, 10/15/08 ...........................  NR**          2,000      1,895,252
                                                                        -----------
                                                                          4,951,046
                                                                        -----------
GUARANTEED EXPORT TRUST -- 0.56%
Guaranteed Export Trust, 94-F-A
   8.187%, 12/15/04 ...........................  AAA             464        479,666
                                                                        -----------
MORTGAGE BACKED SECURITIES -- 22.07%
FHLMC Pool #C00210
   8.00%, 1/1/23 ..............................  AAA+            321        330,727
FHLMC Pool #E20099
   6.50%, 5/1/09 ..............................  AAA+          2,437      2,454,446
FHLMC Pool #G10049
   8.00%, 10/1/07 .............................  AAA+            269        274,084
FHLMC Pool #G10543
   6.00%, 6/1/11 ..............................  AAA+          1,617      1,606,086
FHLMC Pool #G10682
   7.50%, 6/1/12 ..............................  AAA+          1,925      1,971,079
FHLMC Pool #G10690
   7.00%, 7/1/12 ..............................  AAA+          1,979      2,008,816
FNGL Pool  #409589
   9.50%, 11/1/15 .............................  AAA+            786        839,311
FNMA Pool  #326570
   7.00%, 2/1/08 ..............................  AAA+          1,602      1,620,905
FNMA Pool  #362537
   6.50%, 10/1/03 .............................  AAA+          1,347      1,350,558

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------



                                                   S&P         PAR
SECURITY                                         RATING*      (000)     MARKET VALUE
------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (CONTINUED)
FNMA Pool #433646
   6.00%, 10/1/13 .............................  AAA+         $4,521    $ 4,466,432
GNSFPool  #487110
   6.50%, 4/15/29 .............................  AAA+          1,838      1,818,487
                                                                        -----------
                                                                         18,740,931
                                                                        -----------
TOTAL US GOVERNMENT AGENCY SECURITIES
   (Cost $31,248,011) ..............................................     31,460,096
                                                                        -----------

US TREASURY SECURITIES -- 5.07%
--------------------------------------------------------------------------------
US Treasury Notes Inflation Protected Securities (TIPS)
   4.25%, 1/15/10 .............................  AAA           4,137      4,300,437
                                                                        -----------
TOTAL US TREASURY SECURITIES
   (Cost $4,255,934) ...............................................      4,300,437
                                                                        -----------
ASSET-BACKED SECURITIES -- 23.91%
--------------------------------------------------------------------------------
California Infrastructure SCE-1
   6.38%, 9/25/08 .............................  AAA           2,945      2,969,599
Chase Funding Mortgage Loan Asset-Backed,
   1993-3, Class IA2
   7.062%, 8/25/14 ............................  AAA           1,250      1,262,050
Chemical Master Credit Card Trust 95-3B-A
   6.23%, 4/15/05 .............................  AAA           3,500      3,524,622
Chevy Chase Auto Receivables Trust,
   Series 97-3, Class A
   6.20%, 3/20/04 .............................  AAA             978        977,581
CPS Auto Trust, 1998-2-A
   6.09%, 11/15/03 ............................  AAA           2,000      1,997,615
Green Tree Financial Corp., 1994-6-A5
   8.25%, 1/15/20 .............................  NR**          1,817      1,829,238
IMC Home Equity Loan Trust 96-1-A6
   6.69%, 2/25/21 .............................  AAA           2,850      2,864,720
Metris Master Trust, 97-1- A
   6.87%, 10/20/05 ............................  AAA           3,000      3,039,465
NYC Tax Lien 2000-A-A, 144A***
   7.52%, 11/10/08 ............................  AAA           1,810      1,839,913
                                                                        -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $20,031,949) ..............................................     20,304,803
                                                                        -----------

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)                            DECEMBER 31, 2000


                                                   S&P         PAR
SECURITY                                         RATING*      (000)     MARKET VALUE
------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.03%
--------------------------------------------------------------------------------
FNMA Series 1988-18B
   9.40%, 7/25/03 .............................  AAA+         $   27    $    27,721
                                                                        -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $27,715) ..................................................         27,721
                                                                        -----------

REPURCHASE AGREEMENTS -- 6.43%
--------------------------------------------------------------------------------

Goldman Sachs & Co., dated 12/29/00, 5.98%,
   principal and interest in the amount of
   $5,465,630, due 1/2/01, collateralized by
   US Treasury Note, par value of $5,309,000,
   coupon rate 6.00%, due 8/15/04, market value
   of $5,572,098 ............................................  5,462      5,462,000
                                                                        -----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $5,462,000) ...............................................      5,462,000
                                                                        -----------
TOTAL INVESTMENTS -- 99.04%
   (Cost $83,585,357)**** ..........................................     84,113,479
                                                                        -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.96% .....................        817,740
                                                                        -----------
NET ASSETS-- 100.00% ...............................................    $84,931,219
                                                                        ===========


--------------------------------------------------------------------------------
   * The Standard & Poor's rating indicated is believed to be the most recent available as of 12/31/00. These ratings have not been audited by PricewaterhouseCoopers LLP.
  ** Although this holding is not rated by S&P, it is rated Aaa by Moody's.
 *** 144A Security  exempt from  registration  under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**** Also, aggregate cost for federal tax purposes.
   + Although not  specifically  rated by either S&P or Moody's,  the  Portfolio
     Managers  deem  the  credit  quality   equivalent  to  AAA.

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
FHLMC -- Federal Home Loan MortgageCorporation
FNGL -- Federal National MortgageAssociation Gold
FNMA -- FederalNational Mortgage Association
GNSF -- Government National Single Family


SEE NOTES TO FINANCIAL STATEMENTS.
10

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                          DECEMBER 31,
--------------------------------------------------------------------------------------
                                                                                  2000
Assets:
   Investments, at value (cost $83,585,357) ...........................   $ 84,113,479
   Cash ...............................................................          2,134
   Receivable for fund shares sold ....................................        475,726
   Interest receivable ................................................        800,336
   Receivable due from ICCC ...........................................         54,988
   Prepaid expenses and other .........................................         22,380
                                                                          ------------
     Total assets .....................................................     85,469,043
                                                                          ------------
Liabilities:
   Payable for fund shares purchased ..................................        196,431
   Advisory fees payable ..............................................         24,709
   Accounting fees payable ............................................          5,188
   Custody fee payable ................................................          1,052
   Dividends payable ..................................................        242,677
   Transfer agent fees payable ........................................          2,715
   Accrued expenses and other .........................................         65,052
                                                                          ------------
     Total liabilities ................................................        537,824
                                                                          ------------
Net assets ............................................................   $ 84,931,219
                                                                          ------------
Composition of Net Assets
   Paid-in capital ....................................................   $ 88,378,641
   Distributions in excess of net investment income ...................       (172,240)
   Accumulated net realized loss from investment transactions .........     (3,803,304)
   Net unrealized appreciation on investments .........................        528,122
                                                                          ------------
Net assets ............................................................   $ 84,931,219
                                                                          ------------
Net Asset Value Per Share:
   Flag Investors Class A Shares ($39,173,292 / 3,811,533 shares) .....   $      10.28
                                                                          ============
   Flag Investors Institutional Shares ($45,757,927 / 4,390,361 shares)   $      10.42
                                                                          ============
Maximum OfferingPrice Per Share:
   Flag Investors Class A Shares ($10.28 / 0.985) .....................   $      10.44(1)
                                                                          ============
   Flag Investors Institutional Shares ................................   $      10.42
                                                                          ============


--------------------------------------------------------------------------------
(1) Maximum offering price for Class A represents the effect of the 1.50% front end sales charge.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   FOR THE
                                                                YEAR ENDED
                                                              DECEMBER 31,
--------------------------------------------------------------------------
                                                                      2000
Investment Income:
   Interest ................................................   $ 5,536,334
                                                               -----------
Expenses:
   Investment advisory fee .................................       286,911
   Professional fees .......................................       123,544
   Distribution fee ........................................        99,226
   Accounting fees .........................................        60,897
   Printing, shareholder reports and other .................        40,616
   Registration fees .......................................        38,143
   Transfer agent fees .....................................        37,723
   Custody fees ............................................         7,834
                                                               -----------
             Total expenses ................................       694,894
   Less:fees waivers or expense reimbursements .............      (232,844)
   Custody credits .........................................        (2,736)
                                                               -----------
             Net expenses ..................................       459,314
                                                               -----------
Net investment income ......................................     5,077,020
                                                               -----------
Realized and unrealized gain (loss) on investments:
   Net realized loss from investment transactions ..........      (502,696)
   Net change in unrealized appreciation/depreciation
     on investments ........................................     3,017,270
                                                               -----------
             Net realized and unrealized gain on investments     2,514,574
                                                               -----------
   Net increase in net assets from operations ..............   $ 7,591,594
                                                               ===========


SEE NOTES TO FINANCIAL STATEMENTS.
12

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                                           2000            1999
Increase (Decrease) in Net Assets:
Operations:
   Net investment income ........................  $  5,077,020    $  5,213,527
   Net realized loss from investment transactions      (502,696)       (573,383)
   Net change in unrealized appreciation/
     depreciation on investments ................     3,017,270      (3,830,413)
                                                   ------------    ------------
   Net increase in net assets from operations ...     7,591,594         809,731
                                                   ------------    ------------
Dividends to Shareholders from:
   Net investment income:
     Flag Investors Class A Shares ..............    (2,337,472)     (2,593,071)
     Flag Investors Institutional Shares ........    (2,612,115)     (2,649,696)
   Return of Capital:
     Flag Investors Class A Shares ..............            --         (61,264)
     Flag Investors Institutional Shares ........            --         (62,601)
                                                   ------------    ------------
   Total distributions ..........................    (4,949,587)     (5,366,632)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sales of shares ................    22,048,407      27,968,218
   Dividend reinvestments .......................     2,086,940       2,313,240
   Cost of shares redeemed ......................   (25,022,510)    (34,766,661)
                                                   ------------    ------------
   Decrease in net assets derived from
     capital share transactions .................      (887,163)     (4,485,203)
                                                   ------------    ------------
   Total increase (decrease) in net assets ......     1,754,844      (9,042,104)

Net Assets:
   Beginning of year ............................    83,176,375      92,218,479
                                                   ------------    ------------
   End of year (including distributions in excess
     of net investment income of $172,240 and
     $250,738, respectively) ....................  $ 84,931,219    $ 83,176,375
                                                   ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                             FOR THE
                                                            YEAR ENDED
                                                           DECEMBER 31,                           FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                              2000            1999           1998           1997           1996
Per Share Operating Performance:
   Net asset value at beginning of year .................   $     9.95     $    10.48     $    10.39     $    10.28     $    10.48
                                                            ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income ................................         0.61           0.57           0.58           0.61           0.63
   Net realized and unrealized gain (loss) on investments         0.32          (0.50)          0.11           0.10          (0.23)
                                                            ----------     ----------     ----------     ----------     ----------
   Total from investment operations: ....................         0.93           0.07           0.69           0.71           0.40
                                                            ----------     ----------     ----------     ----------     ----------
Distributions to Shareholders:
   Net investment income ................................        (0.60)         (0.59)         (0.58)         (0.60)         (0.60)
   In excess of net investment income ...................           --             --          (0.02)            --             --
   Return of capital ....................................           --          (0.01)            --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
   Total distributions ..................................        (0.60)         (0.60)         (0.60)         (0.60)         (0.60)
                                                            ----------     ----------     ----------     ----------     ----------
   Net asset value at end of year .......................   $    10.28     $     9.95     $    10.48     $    10.39     $    10.28
                                                            ==========     ==========     ==========     ==========     ==========

Total return1 ...........................................         9.68%          0.70%          6.81%          7.13%          4.04%
Supplemental Data and Ratios:
   Net assets at end of year (000s) .....................   $   39,173     $   42,559     $   47,107     $   45,569     $   58,584
   Ratios to Average Daily Net Assets:
     Net investment income ..............................         6.07%          5.63%          5.57%          5.92%          6.11%
     Expenses after waivers .............................         0.70%(2)       0.70%          0.70%          0.70%          0.70%
     Expenses before waivers ............................         0.98%(2)       0.93%          0.93%          0.96%          0.99%
   Portfolio turnover rate ..............................           38%            47%            40%            65%            42%



---------------------------
(1)  Total return excludes the effect of sales charges.
(2)  This ratio excludes custody credits.

14 & 15

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                              FOR THE
                                                             YEAR ENDED
                                                            DECEMBER 31,                          FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
Per Share Operating Performance:
   Net asset value at beginning of year .................   $    10.08     $    10.60     $    10.50     $    10.38     $    10.58
                                                            ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income ................................         0.64           0.61           0.61           0.61           0.59
   Net realized and unrealized gain (loss) on investments         0.32          (0.51)          0.11           0.13          (0.17)
                                                            ----------     ----------     ----------     ----------     ----------
   Total from investment operations .....................         0.96           0.10           0.72           0.74           0.42
Distributions to Shareholders:
   Net investment income ................................        (0.62)         (0.60)         (0.61)         (0.62)         (0.62)
   In excess of net investment income ...................           --             --          (0.01)            --             --
   Return of capital ....................................           --          (0.02)            --             --             --
                                                            ----------     ----------     ----------     ----------     ----------
   Total distributions ..................................        (0.62)         (0.62)         (0.62)         (0.62)         (0.62)
                                                            ----------     ----------     ----------     ----------     ----------
   Net asset value at end of year .......................   $    10.42     $    10.08     $    10.60     $    10.50     $    10.38
                                                            ==========     ==========     ==========     ==========     ==========
Total return ............................................         9.91%          1.02%          7.07%          7.40%          4.20%
Supplemental Data andRatios:
   Net assets at end of year (000s) .....................   $   45,758     $   40,617     $   45,112     $   32,056     $   17,507
   Ratios to Average Daily Net Assets:
     Net investment income ..............................         6.34%          5.88%          5.81%          6.17%          6.35%
     Expenses after waivers .............................         0.45%(1)       0.45%          0.45%          0.45%          0.45%
     Expenses before waivers ............................         0.73%(1)       0.68%          0.67%          0.72%          0.76%
   Portfolio turnover rate ..............................           38%            47%            40%            65%            42%

---------------------------
(1)  This ratio excludes custody credits.


16 & 17

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on April 16, 1990 and began operations May 13, 1991, is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a diversified, open-end management investment company. Its objective is to seek a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two active share classes: Flag Investors Class A Shares, which began operations on May 13, 1991, and Flag Investors Institutional Shares, which began operations on November 2, 1995.

     The Flag Investors Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Flag Investors Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results.

     The Fund's significant accounting policies are:

A. VALUATION OF SECURITIES -- The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. The Fund values short-term obligations with maturities of 60 days or less at amortized cost, which approximates fair market value. When a market quotation is not readily available, or may be unreliable, the security is priced at its fair value using procedures that the Board of Directors establishes and monitors. At December 31, 2000 there were no Board valued securities.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1 (CONTINUED)
B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

          The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks.The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

C.   FEDERAL  INCOME  TAXES  -- It is the  Fund's  policy  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders.Therefore, no federal income tax provision is required.

          The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.These book/tax differences are either temporary or permanent in nature.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 1 (CONCLUDED)

          To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise.Accordingly, permanent differences as of December 31, 2000 have been primarily attributable to differing treatments on paydown gains and losses on certain securities have been reclassified to the following accounts:

                 UNDISTRIBUTED               ACCUMULATED
                NET INVESTMENT              NET REALIZED               PAID-IN
                 INCOME (LOSS)             GAINS (LOSSES)              CAPITAL
                --------------             --------------              -------
                   $(48,935)                   $48,935                   $--

D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income occur when taxable income exceeds income under generally accepted accounting principles.

          In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the statement of operations. Management expects that there will be no material impact of the adoption of these principles to the Fund's financial statements.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY FEE, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment  Company  Capital  Corp.  ("ICCC"),  an  indirect  wholly  owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee, based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion.

     ICCC has contractually agreed to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit Fund expenses to 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets.

     Brown Investment Advisory & Trust Company ("BIAT") is the Fund's sub-advisor. As compensation for providing sub-advisory services, BIAT is entitled to receive a fee from ICCC, based on the Fund's average daily net assets, which is calculated daily and payable monthly, at the annual rate of 0.23% of the first $1 billion, 0.20% of the next $500 million and 0.16% of the amount over $1.5 billion. BIAT has contractually agreed to waive its fees in proportion to any fee waivers by ICCC.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisors. These persons are not paid by the Fund for serving in these capacities.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily based upon its average daily net assets and paid monthly.

     ICCC also provides transfer agency services for the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

     ICC Distributors, Inc. ("ICCDistributors"), a non-affiliated entity, provides distribution services to the Fund for which ICC Distributors is paid an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets. No distribution fees are paid by the Institutional Shares.

     Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. Custody credits reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the Fund's custody charges.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
NOTE 2 (CONCLUDED)

     The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. The actuarially computed pension credit allocated to the Fund for the year ended December 31, 2000 was $7,874 and the accrued liability was $5,807.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue up to 85 million shares of $.001 par value capital stock (50 million Flag Investors Class A, 2 million Flag Investors Class B, 15 million Flag Investors Class C, 15 million Flag Investors Institutional Class and 3 million undesignated). Transactions in shares of the Fund are listed below.

                                         FLAG INVESTORS CLASS A SHARES
                                    ---------------------------------------
                                              FOR THE               FOR THE
                                           YEAR ENDED            YEAR ENDED
                                    DECEMBER 31, 2000     DECEMBER 31, 1999
                                    -----------------     -----------------
Sold                                          708,357               836,919
Reinvested                                    170,952               190,496
Redeemed                                   (1,343,734)           (1,247,488)
                                         ------------          ------------
Net decrease                                 (464,425)             (220,073)
                                         ============          ============
Proceeds from sales of shares            $  7,175,682          $  8,585,408
Dividend reinvestments                      1,710,984             1,936,452
Cost of shares redeemed                   (13,497,153)          (12,765,823)
                                         ------------          ------------
Net decrease                             $ (4,610,487)         $ (2,243,963)
                                         ============          ============

                                      FLAG INVESTORS INSTITUTIONAL SHARES
                                    ---------------------------------------
                                              FOR THE               FOR THE
                                           YEAR ENDED            YEAR ENDED
                                    DECEMBER 31, 2000     DECEMBER 31, 1999
                                    -----------------     -----------------
Sold                                        1,463,454             1,865,686
Reinvested                                     37,034                36,539
Redeemed                                   (1,138,325)           (2,128,476)
                                         ------------          ------------
Net increase (decrease)                       362,163              (226,251)
                                         ============          ============
Proceeds from sales of shares            $ 14,872,725         $  19,382,810
Dividend reinvestments                        375,956               376,788
Cost of shares redeemed                   (11,525,357)          (22,000,838)
                                         ------------          ------------
Net increase (decrease)                  $  3,723,324         $  (2,241,240)
                                         ============          ============

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4 -- PURCHASES AND SALES OF INVESTMENTSECURITIES

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term or US obligations, for the year ended December 31, 2000, were $39,549,120 and $29,845,033, respectively.

     For federal income tax purposes, the tax basis of investments held at December 31, 2000 was $83,585,357. The aggregate gross unrealized appreciation for all investments at December 31, 2000, was $979,492 and the aggregate gross unrealized depreciation for all investments was $451,370.

NOTE 5 -- CAPITAL LOSSES

     At December 31, 2000, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $3,803,304, of which $2,711,626 expires in 2003, $35,124 expires in 2004, $288,041 expires in 2007 and $768,513 expires in 2008.

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Short-Intermediate Income Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998, were audited by other independent accountants whose report dated February 2, 1999, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 2, 2001

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

FOR THE TAX YEAR ENDED DECEMBER 31, 2000

     The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     Of the net investment income distributions made during the fiscal year ended December 31, 2000, 35.91%, has been derived from investments in US Government and Agency Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

                                 RICHARD T. HALE
                             DIRECTOR AND PRESIDENT

                                 RICHARD R. BURT
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                                TRUMAN T. SEMANS
                                    DIRECTOR

                               ROBERT H.WADSWORTH
                                    DIRECTOR

                               CARL W. VOGT, ESQ.
                                    DIRECTOR

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
     An open-end mutual fund that seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-3524. Read it carefully before you invest.

                                 FLAG INVESTORS
                 INVESTING WITH A DIFFERENCE (REGISTRATION MARK)

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-3524

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                 SHORTANN (2/01)